Exhibit 99.7

EXECUTIVE SUMMARY

Digital Risk, LLC (“Digital Risk”) is a third party due diligence provider of mortgage loans. Digital Risk has performed a review of seasoned performing mortgage loan files for its client, Bayview Fund Management, LLC (“Bayview”). The review included “BPO Reconciliation” Reviews, described below.

Loan file reviews were performed by Digital Risk in connection with trade BOMFT 2017-SPL5 (the “Trade”). The review period of the Trade began on May 17, 2017, and concluded on June 9, 2017.

Summary of Scope:

BPO Reconciliation Review Scope

Digital Risk performed a BPO reconciliation review (“BPO Reconciliation Review”) for Client. The objective of the BPO Reconciliation Review scope is to identify key risk factors within the BPO/valuation document provided for review.

A review of the BPO was performed to evaluate the subject’s characteristics and general market conditions along with external influences, including but not limited to: the subject’s characteristics (property type, condition, amenities, age, GLA, site size, and location), the subject’s general market conditions (market value trends, marketing time, REO saturation, and other general market characteristics), and the subject’s external influences (pull aerial image of home to check for possible adverse external factors).

The BPO sales and listings were reviewed to confirm that they are reasonable substitutes for the subject property. The BPO sales and listings were evaluated based on their similarity to the subject’s property characteristics, proximity to the subject’s location and date of sale. A comparable search was performed as of the effective date of the BPO to identify available sales from the subject’s market. The comparable search was reviewed to determine if the BPO sales and listings were the best available or if there were alternative sales that were available that were overlooked by the BPO. The alternative sales and listings were evaluated to determine if the BPO value is reasonably supported or provide support for a lower, reconciled opinion of value.

Summary of Results:

BPO Reconciliation Review

Determination of the sample size for the original bulk transaction populations by scope was not performed by Digital Risk, and instead provided by Bayview, with the understanding that it was selected by the transaction underwriter. A summary of the BPO Reconciliation Review results is provided below.

A total of 947 BPO Reconciliation Reviews were included within the Trade. Of the 947 files reviewed, 899 had values that were supported and a total of 48 files were found to have value variances. 27 of the variances are equal to or less than -10% of the BPO value.

Review Type	Status	Loan Count	Variances
BPO Recon	Complete	947	48